Exhibit 99.1

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   April, 1998
           Series 1998-01, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.  Aggregate scheduled Monthly Payments:
        (a)    Principal                             $              606,950.79
                                                        -----------------------
        (b)    Interest                              $            1,163,022.56
                                                        -----------------------
        (c)    Total                                 $            1,769,973.35
                                                        -----------------------

 2.  Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                             $              239,531.52
                                                        -----------------------
        (b)    Interest                              $              454,874.77
                                                        -----------------------
        (c)    Total                                 $              694,406.29
                                                        -----------------------

 3.  Aggregate Monthly Advances this month:
        (a)    Principal                             $              367,419.27
                                                        -----------------------
        (b)    Interest                              $              708,147.79
                                                        -----------------------
        (c)    Total                                 $            1,075,567.06
                                                        -----------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                             $               82,416.98
                                                        -----------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                             $            3,180,619.29
                                                        -----------------------
        (b)    Interest                              $               19,501.01
                                                        -----------------------
        (c)    Total                                 $            3,200,120.30
                                                        -----------------------

 6.  Aggregate Insurance Proceeds received:
        (a)    Principal                             $                    0.00
                                                        -----------------------
        (b)    Interest                              $                    0.00
                                                        -----------------------
        (c)    Total                                 $                    0.00
                                                        -----------------------

 7.  Aggregate Liquidation Proceeds received:
        (a)    Principal                             $                    0.00
                                                        -----------------------
        (b)    Interest                              $                    0.00
                                                        -----------------------
        (c)    Total                                 $                    0.00
                                                        -----------------------

 8.  Aggregate Deficient Valuations with respect to the Mortgage
     Loans during the prior month:                   $                    0.00
                                                        -----------------------

 9.  Aggregate Debt Service Reductions with respect to the Mortgage Loans during
     the prior month:                                $                    0.00
                                                        -----------------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                             $                    0.00
                                                        -----------------------
        (b)    Interest                              $                    0.00
                                                        -----------------------
        (c)    Total                                 $                    0.00
                                                        -----------------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                             $                    0.00
                                                        -----------------------
        (b)    Interest                              $                    0.00
                                                        -----------------------
        (c)    Total                                 $                    0.00
                                                        -----------------------

12.  Pool Scheduled Principal Balance:               $          187,047,249.90
                                                         ----------------------

13.  Available Funds:                                $            4,943,021.11
                                                         ----------------------

14.  Realized Losses for prior month:                $                    0.00
                                                         ----------------------

15.  Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                    0.00
                                                        -----------------------
           (b)   Deficient Valuations:               $                    0.00
                                                        -----------------------
           (c)   Debt Service Reductions:            $                    0.00
                                                        -----------------------
           (d)   Bankruptcy Losses:                  $                    0.00
                                                        -----------------------
           (e)   Special Hazard Losses:              $                    0.00
                                                        -----------------------
           (f)   Fraud Losses:                       $                    0.00
                                                        -----------------------
           (g)   Excess Bankruptcy Losses:           $                    0.00
                                                        -----------------------
           (h)   Excess Special Hazard Losses:       $                    0.00
                                                        -----------------------
           (i)   Excess Fraud Losses:                $                    0.00
                                                        -----------------------

16.  Non-Credit Losses:                              $                    0.00
                                                        -----------------------

17.  Compensating Interest Payment:                  $                3,883.67
                                                        -----------------------

18.  Total interest payments:                        $            1,073,034.06
                                                        -----------------------

19.  Interest

                              Unpaid Class
        Accrued Certificate     Interest       Interest
Class        Interest          Shortfalls      Payable          Pay-out Rate
-----        --------          ----------      -------          ------------
R      $          0.00     $        0.00   $          0.00   %   0.000000000
PO     $          0.00     $        0.00   $          0.00   %   0.000000000
A1     $    335,850.87     $        0.00   $    335,850.87   %   6.749999994
A2     $    563,463.52     $        0.00   $    563,463.52   %   6.749999991
A3     $    148,539.79     $        0.00   $    148,539.79   %   6.750000071
M      $      8,393.13     $        0.00   $      8,393.13   %   6.749997512
B1     $      5,595.41     $        0.00   $      5,595.41   %   6.749996713
B2     $      2,797.69     $        0.00   $      2,797.69   %   6.749994315
B3     $      4,476.34     $        0.00   $      4,476.34   %   6.750006343
B4     $      1,678.62     $        0.00   $      1,678.62   %   6.750018397
B5     $      2,238.69     $        0.00   $      2,238.69   %   6.750001244

20.  Principal Distribution Amount:                 $             3,869,987.05
                                                       ------------------------

21.  Principal Distribution Amount per Certificate:

                             Principal Distribution        Accrual Amount
                             ----------------------        --------------
        Class R              $                 0.00       $           0.00
        Class PO             $               619.46       $           0.00
        Class A1             $         1,235,621.72       $           0.00
        Class A2             $         2,535,572.39       $           0.00
        Class A3             $            83,943.68       $           0.00
        Class SUP            $                 0.00       $           0.00
        Class M              $             4,743.18       $           0.00
        Class B1             $             3,162.11       $           0.00
        Class B2             $             1,581.05       $           0.00
        Class B3             $             2,529.69       $           0.00
        Class B4             $               948.63       $           0.00
        Class B5             $             1,265.14       $           0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:                                           $                0.00
                                                          ---------------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:                                           $                0.00
                                                          ---------------------

24.     Subordinate Certificate Writedown Amount:         $                0.00
                                                          ---------------------

25.     Unanticipated Recoveries:                         $                0.00
                                                          ---------------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:               $                  44,733.39
                                                       -----------------------

 3.     Supplemental Servicing Fee amount:       $                  66,867.72
                                                       -----------------------

 4.     Credit Losses for prior month:           $                       0.00
                                                       -----------------------

                                              Category A Category B Category C
 5.     Senior Percentage:     % 97.653394       N/A         N/A        N/A
                                -----------   -------    --------   --------

 6.     Group I Senior
        Percentage:            %       N/A       N/A         N/A        N/A
                                -----------   -------    --------   --------

 7.     Group II Senior
        Percentage:            %       N/A       N/A         N/A        N/A
                                -----------   -------    --------   --------

 8.     Senior Prepayment
        Percentage:            %100.000000       N/A         N/A        N/A
                                -----------   -------    --------   --------

 9.     Group I Senior
        Prepayment Percentage: %       N/A       N/A         N/A        N/A
                                -----------   -------    --------   --------

 10.    Group II Senior
        Prepayment Percentage: %       N/A       N/A         N/A        N/A
                                -----------   -------    --------   --------

 11.    Junior Percentage:     %  2.346606
                                -----------

 12.    Junior Prepayment
        Percentage:            %  0.000000
                                -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                      GE CAPITAL MORTGAGE SERVICES, INC.

                                      By:  /s/ Karen Pickett
                                      ------------------------------------
                                      Name:      Karen Pickett
                                      Title:     Vice President
                                                 Investor Operations